SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2010

ENGLOBAL CORPORATION (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	001-14217 (Commission File Number)	88-0322261 (IRS Employer Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas (Address of principal executive offices)	77060-5914 (Zip Code)

Registrant's telephone number, including area code 281-878-1000

__________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operation and Financial Condition

On May 5, 2010, the Company issued a press release with respect to the Company's performance during the quarter ended March 31, 2010. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                      Financial Statements and Exhibits.

(c)	Exhibits.

Number	Exhibit
99.1	Press Release, dated May 5, 2010, of ENGlobal Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation
Date: May 11, 2009	/s/ Natalie S. Hairston Natalie S. Hairston Vice President - Investor Relations, Chief Governance Officer and Corporate Secretary